Exhibit 99.l   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference Oct. 31, 2014 at 9:30 a.m. CDT.  Listen to the live call via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE

U.S. cellular reports third quarter 2014 results

Reports positive net additions

CHICAGO, (Oct. 31, 2014) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $1,000.4 million for the third quarter of 2014, versus $939.2 million for the same period one year ago. Net loss attributable to U.S. Cellular shareholders and related diluted loss per share were $22.2 million and $0.26 respectively, for the third quarter of 2014, compared to $9.9 million and $0.12, respectively, in the comparable period one year ago.

 “Our top strategic priority this year is to grow our customer base,” said Kenneth R. Meyers, U.S. Cellular president and CEO. “We have made significant progress toward that objective with net postpaid customer additions of 52,000 in the quarter.

“Our device and data pricing are resonating with new and existing customers. Growth in both data usage and the adoption of Equipment Installment Plans drove a seven percent increase in total revenues, though margins remain under pressure from higher smartphone subsidies and investment spending to support customer growth.

“As we move into the holiday sales season, I’m confident that we will continue to attract wireless consumers with our strong value proposition that offers a high-quality network experience, competitive devices and plans. Our service levels have dramatically improved and we are providing the outstanding experience our customers expect and deserve.”

2014 Estimated Results

U.S. Cellular’s estimates of full-year 2014 results are shown below.  Such estimates represent U.S. Cellular’s view as of October 31, 2014.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2014 Estimated Results
	Current	Previous
(Dollars in millions)
Total operating revenues	$3,900-$4,000	Unchanged
Adjusted income before income taxes (1)	$375-$450	$350-$450
Capital expenditures	$600	$640

(1)     Adjusted income before income taxes is defined as income before income taxes, adjusted for the items set forth in the reconciliation below. Adjusted income before income taxes excludes these items in order to show operating results on a more comparable basis from period to period. From time to time, U.S. Cellular may exclude other items from adjusted income before income taxes if such items help reflect operating results on a more comparable basis. U.S. Cellular does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Adjusted income before income taxes is not a measure of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as an alternative to income before income taxes as an indicator of the company’s operating performance or as an alternative to cash flows from operating activities, determined in accordance with GAAP, as an indicator of cash flows or as a measure of liquidity. U.S. Cellular believes adjusted income before income taxes is a useful measure of U.S. Cellular’s operating results before significant recurring non-cash charges, discrete gains and losses, and financing charges (interest expense). The following table provides a reconciliation of income before income taxes to adjusted income before income taxes for 2014 estimated results, nine months ended September 30, 2014 actual results, and year ended December 31, 2013 actual results:

		Actual Results
	2014 Estimated Results	Nine Months Ended September 30, 2014	Year Ended December 31, 2013
(Dollars in millions)
Income (loss) before income taxes	($164)-($89)	($24)	$258
Depreciation, amortization and accretion expense	$620	$465	$804
(Gain) loss on sale of business and other exit costs, net	($50)	($28)	($247)
(Gain) loss on license sales and exchanges	($91)	($91)	($255)
(Gain) loss on investments	―	―	($19)
Interest expense	$60	$43	$44
Adjusted income before income taxes	$375-$450	$365	$585

Conference Call Information

U.S. Cellular will hold a conference call on Oct. 31, 2014 at 9:30 a.m. CDT.

▪  Access the live call on the Events & Presentation page of investors.uscellular.com  or at http://www.videonewswire.com/event.asp?id=100845.

▪  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.

About U.S. Cellular

United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to 4.7 million customers in 23 states. The Chicago-based company had 6,500 full- and part-time associates as of Sept. 30, 2014. At the end of the third quarter of 2014, Telephone and Data Systems, Inc. owned 84 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Contacts

Jane McCahon, Vice President, Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, Investor Relations Manager

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:   All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisition and divestiture transactions,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets;  pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

United States Cellular Corporation
Total Markets* Summary Operating Data (Unaudited)

As of or for the Quarter Ended	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Retail Customers
Postpaid
Total at end of period	4,200,000	4,148,000	4,174,000	4,267,000	4,343,000
Gross additions	251,000	190,000	197,000	176,000	165,000
Net additions (losses)	52,000	(26,000)	(93,000)	(71,000)	(60,000)
ARPU (1)	$56.37	$56.82	$57.59	$53.53	$54.64
Churn rate (2)	1.6%	1.7%	2.3%	1.9%	1.7%
Smartphone penetration (3)	57.9%	55.3%	53.1%	50.8%	47.1%
Prepaid
Total at end of period	350,000	352,000	356,000	343,000	370,000
Gross additions	64,000	65,000	85,000	63,000	65,000
Net additions (losses)	(2,000)	(4,000)	13,000	(26,000)	(11,000)
ARPU (1)	$34.40	$34.02	$32.22	$31.66	$28.72
Churn rate (2)	6.3%	6.5%	6.9%	8.3%	6.8%
Total customers at end of period	4,674,000	4,653,000	4,684,000	4,774,000	4,875,000
Billed ARPU (1)	$53.24	$53.36	$53.93	$50.25	$50.92
Service revenue ARPU (1)	$60.92	$60.32	$60.19	$57.05	$58.36
Smartphones sold as a percent of total devices sold	73.3%	72.6%	73.0%	79.6%	65.2%
Total population
Consolidated markets (4)	54,817,000	54,817,000	54,817,000	58,013,000	84,025,000
Consolidated operating markets (4)	31,729,000	31,729,000	31,729,000	31,759,000	31,822,000
Market penetration at end of period
Consolidated markets (5)	8.5%	8.5%	8.5%	8.2%	5.8%
Consolidated operating markets (5)	14.7%	14.7%	14.8%	15.0%	15.3%
Capital expenditures (000s)	$142,452	$143,927	$89,581	$208,135	$242,459
Total cell sites in service	6,209	6,183	6,165	6,975	7,687
Owned towers	4,487	4,457	4,448	4,448	4,422

*         Represents U.S. Cellular’s consolidated markets. These results include markets which U. S. Cellular currently consolidates, or previously consolidated in the periods presented, and are not adjusted in prior periods for subsequent divestitures or deconsolidations.

Refer to U.S. Cellular’s Form 8-K filed on November 1, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three and nine months ended September 30, 2013, as if the transactions had occurred at the beginning of the period.

United States Cellular Corporation
Core* Markets Summary Operating Data (Unaudited)

As of or for the Quarter Ended	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Retail Customers
Postpaid
Total at end of period	4,200,000	4,148,000	4,174,000	4,267,000	4,343,000
Gross additions	251,000	190,000	197,000	176,000	165,000
Net additions (losses)	52,000	(26,000)	(93,000)	(71,000)	(60,000)
ARPU (1)	$56.37	$56.82	$57.59	$53.53	$54.64
Churn rate (2)	1.6%	1.7%	2.3%	1.9%	1.7%
Smartphone penetration (3)	57.9%	55.3%	53.1%	50.8%	47.1%
Prepaid
Total at end of period	350,000	352,000	356,000	343,000	370,000
Gross additions	64,000	65,000	85,000	63,000	65,000
Net additions (losses)	(2,000)	(4,000)	13,000	(26,000)	(11,000)
ARPU (1)	$34.40	$34.02	$32.22	$31.66	$28.72
Churn rate (2)	6.3%	6.5%	6.9%	8.3%	6.8%
Total customers at end of period	4,674,000	4,653,000	4,684,000	4,774,000	4,875,000
Billed ARPU (1)	$53.24	$53.36	$53.93	$50.25	$50.92
Service revenue ARPU (1)	$60.92	$60.32	$60.19	$57.05	$58.36
Smartphones sold as a percent of total devices sold	73.3%	72.6%	73.0%	79.6%	65.2%
Total population
Consolidated markets (4)	54,817,000	54,817,000	54,817,000	58,013,000	84,025,000
Consolidated operating markets (4)	31,729,000	31,729,000	31,729,000	31,759,000	31,822,000
Market penetration at end of period
Consolidated markets (5)	8.5%	8.5%	8.5%	8.2%	5.8%
Consolidated operating markets (5)	14.7%	14.7%	14.8%	15.0%	15.3%
Capital expenditures (000s)	$142,452	$143,927	$89,581	$211,247	$239,332
Total cell sites in service	6,209	6,183	6,165	6,161	6,127
Owned towers	3,922	3,892	3,883	3,883	3,857

*      U.S. Cellular’s Core Markets excludes the results of the Divestiture Markets and NY1 and NY2 Partnerships for the periods presented.

Refer to U.S. Cellular’s Form 8-K filed on November 1, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three and nine months ended September 30, 2013, as if the transactions had occurred at the beginning of the period.

(1)     ARPU metrics are calculated by dividing a revenue base by an average number of customers by the number of months in the period.  These revenue bases and customer populations are shown below:

a.        Postpaid ARPU consists of total postpaid service revenues and postpaid customers.

b.        Prepaid ARPU consists of total prepaid service revenues and prepaid customers.

c.         Billed ARPU consists of total retail service or “billed” revenues (total postpaid, prepaid and reseller service revenues) and postpaid, prepaid and reseller customers.

d.        Service revenue ARPU consists of total retail service revenues, inbound roaming and other service revenues and postpaid, prepaid and reseller customers.

(2)     Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(3)     Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding tablets. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid customers.

(4)     The decrease in the population of Consolidated markets is due primarily to the divestiture of the Mississippi Valley non-operating license in October 2013 and the majority of the St. Louis area non-operating market license in March 2014. Total Population is used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively. See footnote (5) below.

(5)     Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.  The increase in penetration is due primarily to a lower denominator as a result of the license divestitures described in footnote (4) above.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
Three Months Ended September 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2014	2013	Amount	Percent
Operating revenues
Service	$851,063	$862,330	$(11,267)	(1%)
Equipment sales	149,356	76,906	72,450	94%
Total operating revenues	1,000,419	939,236	61,183	7%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	199,750	177,431	22,319	13%
Cost of equipment sold	307,862	193,392	114,470	59%
Selling, general and administrative	397,545	410,468	(12,923)	(3%)
Depreciation, amortization and accretion	148,952	200,985	(52,033)	(26%)
(Gain) loss on asset disposals, net	7,947	1,701	6,246	>100%
(Gain) loss on sale of business and other exit costs, net	(10,283)	(1,534)	(8,749)	>100%
Total operating expenses	1,051,773	982,443	69,330	7%

Operating income (loss)	(51,354)	(43,207)	(8,147)	(19%)

Investment and other income (expense)
Equity in earnings of unconsolidated entities	35,971	37,360	(1,389)	(4%)
Interest and dividend income	3,572	1,095	2,477	>100%
Interest expense	(13,514)	(11,329)	(2,185)	(19%)
Other, net	95	47	48	>100%
Total investment and other income	26,124	27,173	(1,049)	(4%)

Income (loss) before income taxes	(25,230)	(16,034)	(9,196)	(57%)
Income tax expense (benefit)	(1,459)	(6,433)	4,974	77%
Net income (loss)	(23,771)	(9,601)	(14,170)	>100%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(1,606)	258	(1,864)	>(100%)
Net income (loss) attributable to U.S. Cellular shareholders	$(22,165)	$(9,859)	$(12,306)	>100%

Basic weighted average shares outstanding	84,233	84,005	228	—
Basic earnings (loss) per share attributable to U.S. Cellular shareholders	$(0.26)	$(0.12)	$(0.14)	>100%

Diluted weighted average shares outstanding	84,233	84,005	228	—
Diluted earnings (loss) per share attributable to U.S. Cellular shareholders	$(0.26)	$(0.12)	$(0.14)	>100%

United States Cellular Corporation
Consolidated Statement of Operations Highlights
Nine Months Ended September 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2014	2013	Amount	Percent
Operating revenues
Service	$2,548,149	$2,769,645	$(221,496)	(8%)
Equipment sales	335,854	246,467	89,387	36%
Total operating revenues	2,884,003	3,016,112	(132,109)	(4%)

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	567,488	585,997	(18,509)	(3%)
Cost of equipment sold	850,314	652,153	198,161	30%
Selling, general and administrative	1,197,361	1,234,675	(37,314)	(3%)
Depreciation, amortization and accretion	465,042	593,410	(128,368)	(22%)
(Gain) loss on asset disposals, net	16,774	16,153	621	4%
(Gain) loss on sale of business and other exit costs, net	(27,694)	(243,627)	215,933	89%
(Gain) loss on license sales and exchanges	(91,446)	—	(91,446)	N/M
Total operating expenses	2,977,839	2,838,761	139,078	5%

Operating income (loss)	(93,836)	177,351	(271,187)	>(100%)

Investment and other income (expense)
Equity in earnings of unconsolidated entities	106,166	99,797	6,369	6%
Interest and dividend income	6,029	2,967	3,062	>100%
Gain (loss) on investments	—	18,527	(18,527)	N/M
Interest expense	(42,712)	(32,393)	(10,319)	(32%)
Other, net	281	153	128	84%
Total investment and other income	69,764	89,051	(19,287)	(22%)

Income (loss) before income taxes	(24,072)	266,402	(290,474)	>(100%)
Income tax expense	746	121,618	(120,872)	(99%)
Net income (loss)	(24,818)	144,784	(169,602)	>(100%)
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(3,346)	6,338	(9,684)	>(100%)
Net income (loss) attributable to U.S. Cellular shareholders	$(21,472)	$138,446	$(159,918)	>(100%)

Basic weighted average shares outstanding	84,262	83,897	365	—
Basic earnings (loss) per share attributable to U.S. Cellular shareholders	$(0.25)	$1.65	$(1.90)	>(100%)

Diluted weighted average shares outstanding	84,262	84,676	(414)	—
Diluted earnings (loss) per share attributable to U.S. Cellular shareholders	$(0.25)	$1.64	$(1.89)	>(100%)

Special dividend per share to U.S. Cellular shareholders	$—	$5.75	$(5.75)	N/M

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	September 30,	December 31,
	2014	2013
Current assets
Cash and cash equivalents	$273,798	$342,065
Short-term investments	40,014	50,104
Accounts receivable from customers and others	516,373	586,595
Inventory, net	184,822	238,188
Prepaid expenses	62,158	65,596
Net deferred income tax asset	97,856	99,105
Other current assets	23,237	19,538
	1,198,258	1,401,191

Assets held for sale	68,288	16,027

Investments
Licenses	1,390,672	1,401,126
Goodwill	387,524	387,524
Investments in unconsolidated entities	296,900	265,585
	2,075,096	2,054,235

Property, plant and equipment
In service and under construction	7,647,406	7,717,512
Less: Accumulated depreciation	4,900,957	4,860,992
	2,746,449	2,856,520

Other assets and deferred charges	168,984	117,735

Total assets	$6,257,075	$6,445,708

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	September 30,	December 31,
	2014	2013
Current liabilities
Current portion of long-term debt	$46	$166
Accounts payable
Affiliated	10,367	11,243
Trade	395,484	405,583
Customer deposits and deferred revenues	294,377	256,740
Accrued taxes	55,091	73,820
Accrued compensation	57,573	66,566
Other current liabilities	132,294	192,055
	945,232	1,006,173

Deferred liabilities and credits
Net deferred income tax liability	790,618	836,297
Other deferred liabilities and credits	305,891	315,073

Long-term debt	876,756	878,032

Noncontrolling interests with redemption features	1,007	536

Equity
U.S. Cellular shareholders' equity
Series A Common and Common Shares, par value $1 per share	88,074	88,074
Additional paid-in capital	1,468,781	1,424,729
Treasury shares	(167,061)	(164,692)
Retained earnings	1,933,641	2,043,095
Total U.S. Cellular shareholders' equity	3,323,435	3,391,206

Noncontrolling interests	14,136	18,391

Total equity	3,337,571	3,409,597

Total liabilities and equity	$6,257,075	$6,445,708

United States Cellular Corporation

Schedule of Cash and Cash Equivalents and Investments

(Unaudited, dollars in thousands)

The following table presents U.S. Cellular’s cash and cash equivalents and investments at September 30, 2014 and December 31, 2013.

	September 30,	December 31,
	2014	2013

Cash and cash equivalents	$273,798	$342,065

Amounts included in short-term investments (1)(2)
U.S. Treasury Notes	40,014	50,104

Total cash and cash equivalents and investments	$313,812	$392,169

(1)     Designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet.

(2)     Maturities are less than twelve months from the respective balance sheet dates.

United States Cellular Corporation
Consolidated Statement of Cash Flows
Nine Months Ended September 30,
(Unaudited, dollars in thousands)

	2014	2013
Cash flows from operating activities
Net income (loss)	$(24,818)	$144,784
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	465,042	593,410
Bad debts expense	74,357	52,184
Stock-based compensation expense	16,502	11,143
Deferred income taxes, net	(14,124)	(38,515)
Equity in earnings of unconsolidated entities	(106,166)	(99,797)
Distributions from unconsolidated entities	74,853	49,612
(Gain) loss on asset disposals, net	16,774	16,153
(Gain) loss on sale of business and other exit costs, net	(27,694)	(243,627)
(Gain) loss on investments	—	(18,527)
(Gain) loss on license sales and exchanges	(91,446)	—
Noncash interest expense	845	792
Other operating activities	66	590
Changes in assets and liabilities from operations
Accounts receivable	(4,790)	(214,114)
Inventory	53,367	13,236
Accounts payable - trade	23,436	32,202
Accounts payable - affiliate	(1,759)	345
Customer deposits and deferred revenues	37,636	22,538
Accrued taxes	(18,453)	45,780
Accrued interest	9,140	9,385
Other assets and liabilities	(152,137)	(81,341)
	330,631	296,233

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(424,774)	(522,180)
Cash paid for acquisitions and licenses	(37,978)	(16,540)
Cash received from divestitures	143,801	484,300
Cash received for investments	10,000	65,000
Other investing activities	804	583
	(308,147)	11,163

Cash flows from financing activities
Repayment of long-term debt	(38)	(393)
Common shares reissued for benefit plans, net of tax payments	1,150	2,840
Common shares repurchased	(14,698)	(18,544)
Acquisition of licenses in common control transaction	(76,298)	—
Dividends paid	—	(482,270)
Distributions to noncontrolling interests	(439)	(3,447)
Other financing activities	(428)	(839)
	(90,751)	(502,653)

Net decrease in cash and cash equivalents	(68,267)	(195,257)

Cash and cash equivalents
Beginning of period	342,065	378,358
End of period	$273,798	$183,101

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Cash flows from operating activities	$117,771	$(152,352)	$330,631	$296,233
Add: Sprint Cost Reimbursement	17,896	1,131	52,012	1,131
Less: Cash used for additions to property, plant and equipment	162,377	199,023	424,774	522,180
Adjusted free cash flow (1)	$(26,710)	$(350,244)	$(42,131)	$(224,816)

(1)     Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment.